[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                               MAY 31,2002

[graphic omitted]

                                                             MFS(R) FUNDAMENTAL
                                                                    GROWTH FUND

                                                            MFS(R) GEMINI LARGE
                                                                   CAP U.S.FUND

                                                         MFS(R) GEMINI U.K.FUND

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
           NOT A DEPOSIT      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) FUNDAMENTAL GROWTH FUND                      MFS(R) GEMINI U.K. FUND
MFS(R) GEMINI LARGE CAP U.S. FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

       NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,          LAWRENCE T. PERERA (born 06/23/35)
Chairman and President Massachusetts Financial       Trustee
Services Company, Chairman and Chief Executive       Hemenway & Barnes (attorneys), Partner
Officer
                                                     WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee              Trustee
Massachusetts Financial Services Company,            Harvard University Graduate School of
President and Director                               Business Administration, Adjunct
                                                     Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee              Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief      Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and     fund), Vice Chairman and Trustee
Director
                                                     J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee       Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac       planning specialists), President;
Surgery;                                             Wellfleet Investments (investor in
Harvard Medical School, Professor of Surgery         health care companies), Managing General
                                                     Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)   Brands, Inc. (disposable consumer
Trustee                                              products), Director; Cambridge
Edmund Gibbons Limited (diversified holding          Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial          products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;       (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                     ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee             Independent health care industry
Private investor and real estate consultant;         consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                            WARD SMITH (born 09/13/30) Trustee
                                                     Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee               (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy        products for industrial and aerospace
related services), Director; Eastern Enterprises     applications), Director (until June
(diversified services company), Chairman, Trustee    1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc.
(investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,           ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                               Assistant Treasurer
Massachusetts Financial Services Company, Chairman   Massachusetts Financial Services
and Chief Executive Officer                          Company, Vice President (since August
                                                     2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant    President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial Services Company, Senior     ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel         Treasurer
                                                     Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant            Company, Vice President (since September
Treasurer                                            1996)
Massachusetts Financial Services Company, Vice
President (since March 1997)                         JAMES O. YOST (born 06/12/60) Assistant
                                                     Treasurer
STEPHEN E. CAVAN (born 11/06/53) Secretary and       Massachusetts Financial Services
Clerk                                                Company, Senior Vice President
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the
Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a
Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1)  Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
     (i.e., "public companies").
  *  "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
     1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
     MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from 8 a.m. to 8 p.m.
500 Boylston Street                                 Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-impaired individuals,
PORTFOLIO MANAGERS                                  call toll free: 1-800-637-6576 any business day from
Robert A. Henderson+                                9 a.m. to 5 p.m. Eastern time. (To use this service, your
Deborah H. Miller+                                  phone must be equipped with a Telecommunications
James M. Perkins+                                    Device for the Deaf).

CUSTODIAN                                           For share prices, account balances, exchanges or stock
State Street Bank and Trust Company                 and bond outlooks, call toll free: 1-800-MFS-TALK
                                                    (1-800-637-8255) anytime from a touch-tone telephone.
AUDITORS
Deloitte & Touche LLP                               WORLD WIDE WEB
                                                    www.mfs.com investment
INVESTOR INFORMATION
For information on MFS mutual funds, call your
professional or, for an information kit, call
toll free: 1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave a message
anytime).

+MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

    o Is the recession genuinely over?

    o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

MFS Fundamental Growth Fund

Dear Shareholders,
For the 12 months ended May 31, 2002, Class A shares of the fund provided a total return of -8.89%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a -20.49% return over the same period for the fund's benchmark, the Russell 3000 Growth Index (the Russell Index), which measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. During the same period, the average mid-cap growth fund tracked by Lipper Inc., returned -18.58%.

The fund invests primarily in stocks of small- and mid-capitalization companies that our research indicates have the potential for high growth, as measured by earnings per share, cash flow, and other fundamental company factors. Our search for investment opportunities is concentrated on firms with market capitalizations ranging from $20 million to about $10 billion.

The fund's prospectus, however, does allow for flexibility in the market caps of our holdings, and we anticipate that an element of our strategy will be to let some of our winners run as they increase in market cap. Our prospectus also allows us to take short positions in stocks; as of the end of the period, there were no short positions in the portfolio, but we do anticipate using that capability.

Over the past year, we experienced dramatic changes in the market that led to large shifts in the fund's holdings. Over the summer of 2001, we increased our technology holdings in anticipation of an eventual recovery. When the events of September 11 drove the market down sharply, we used the opportunity to further increase our weighting in technology and increase our exposure to restaurant and broadcasting firms. When the market came roaring back in the fourth quarter, those holdings did well, and generally continued to help performance through March of 2002.

In early spring, however, many of our technology positions began to experience difficulty. It became clear to us that corporations were holding back on technology purchases for the foreseeable future, in part due to excess capacity added in previous years. In response, we made a major shift in the fund's holdings in April and May. Many technology positions were reduced or sold off, and the fund's financial services weighting increased dramatically as we found new growth opportunities in that sector.

As of the end of the period, financial services firms represented the fund's largest concentration; our other large weightings included health care, retailing, and restaurants. In each of these areas, we have found companies that, in a tough economy, have benefited from solid consumer spending and a low interest rate environment. Examples in the portfolio included Kingsway Financial, a small automobile and motorcycle insurer that has benefited from massive increases in insurance rates; Michaels Stores, a chain of arts and crafts stores that dominates its niche and has been growing rapidly; Jack in the Box, a fast food restaurant chain that our research indicates is the West Coast market leader among the heaviest buyers of fast food: 18- to 24-year old males; and Noven Pharmaceuticals, a leader in the market for transdermal patches, a noninvasive method of delivering medication.

    Respectfully,

/s/ Robert A. Henderson

    Robert A. Henderson
    Portfolio Manager

Note to Shareholders: Robert A. Henderson became portfolio manager of the fund effective April 26, 2002, replacing Neil D. Wagner.

MFS Gemini Large Cap U.S. Fund

Dear Shareholders,
For the 12 months ended May 31, 2002, Class A shares of the fund provided a total return of -17.75%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a -13.84% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap core fund tracked by Lipper Inc., returned -15.17%.

The focus of the portfolio is on the 1,000 largest U.S. stocks and any foreign stocks listed in the S&P 500. The fund typically maintains approximately 100 stocks, selected from a rigorous screening process that involves both MFS Original Research(R) and quantitative models. Our long-term growth strategy combined with our risk-managed portfolio construction results in sector weightings that are neutral to the fund's benchmark.

Weak corporate earnings continued to put a damper on the U.S. economy during the period. In past economic recoveries, we have usually witnessed a sharp rebound in corporate earnings, but during this recovery, we believe a market recovery has been stymied by several issues that have held back earnings and profit growth. In addition to concerns regarding the volatility in the Middle East, the intense scrutiny of a growing number of companies being investigated for questionable accounting practices has had a negative effect on the market's overall performance. On the positive side, there seems to be little doubt among economists that the economy has indeed been growing again and, in fact, most of the growth has been coming from the consumer. Indeed, consumer spending during the period remained quite strong, which has benefited the consumer staples and auto industries.

Significant detractors from overall performance were the fund's positions in technology and industrial goods. Concerns about weak demand and disappointing earnings reports resulted in sharply lower stock prices during the period. In addition, several stocks in the portfolio, including Tyco, declined substantially due to concerns about their accounting practices.

While this issue has been limited to a handful of firms, the impact of the new scrutiny on accounting has been much broader. In the months and years ahead, we believe companies are likely to be much more conservative in reporting their earnings to ensure that their accounting practices won't come into question. Stocks in other industries such as consumer staples and basic materials fared better during the period as investors sought to invest in businesses with stable and predictable earnings.

    Respectfully,

/s/ Deborah H. Miller                   /s/ James M. Perkins

    Deborah H. Miller                       James M. Perkins
    Portfolio Manager                       Portfolio Manager

MFS Gemini U.K. Fund

Dear Shareholders,
For the 12 months ended May 31, 2002, Class A shares of the fund provided a total return of -5.72%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a return of -6.93% over the same period for the fund's benchmark, the Financial Times Stock Exchange 350 Index (the FTSE 350). The FTSE 350, a sub-index of the FTSE U.K. Series Index, is designed to represent the performance of U.K. companies, providing a measure of the performance of the major capital and industry segments of the U.K. market. During the same period, the average european regions fund tracked by Lipper Inc., returned -8.87%.

Our focus is on the largest stocks in the United Kingdom. The fund typically maintains 50 to 70 stocks in the portfolio that are selected using a rigorous screening process involving both MFS Original Research(R) and quantitative models. Our long-term growth strategy, combined with our risk-managed portfolio construction, results in sector weightings that are close to the fund's benchmark.

Relative to U.S. stocks, valuations of international stocks have been the lowest we've seen in almost 25 years. Although international markets have suffered from the same problems as the United States -- including weak corporate earnings and sluggish economic recoveries -- the magnitude of problems overseas has been smaller. Because corporate earnings in the U.K. did not grow as rapidly as U.S. earnings in the 1990s, foreign earnings did not have as far to fall during the downturn. Moreover, long-term business models and technological innovations that have already improved the prospects of many U.S. companies are still in the early stages overseas. European companies appear to be several years behind their U.S. counterparts and have yet to reap the benefits of technologies that can improve efficiency and profitability.

The fund's outperformance versus the benchmark was due in large part to strong stock selection within each industry group. The fund managed to outperform its peers in the worst-performing industry -- technology -- by avoiding companies that posted the largest declines. Across all industries, we continued to focus our stockpicking on companies demonstrating industry leadership, global expansion, and a commitment to enhancing shareholder value.

Specifically, the fund benefited from strong-performing holdings in the consumer staples industry, along with solid returns from stocks in the retailing industry. Detractors from performance included Vodafone in the telecommunications industry and Reuters in the business services sector.

    Respectfully,

/s/ Deborah H. Miller                   /s/ James M. Perkins

    Deborah H. Miller                       James M. Perkins
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to their benchmarks. Performance results reflect the maximum applicable sales charge and the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS(R) FUNDAMENTAL GROWTH FUND(2)(3)(5)(6)(8)(9)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2002. Index information is from January 1, 2001.)

                          MFS Fundamental           Russell 3000
                        Growth Fund - Class A       Growth Index
            ----------------------------------------------------
            12/00              $ 9,425                $10,000
             5/01               10,509                  8,846
             5/02                9,574                  7,033

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                                        1 Year        Life*
---------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         - 8.89%      + 1.58%
---------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     - 8.89%      + 1.11%
---------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**   -14.13%      - 3.02%
---------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year        Life*
---------------------------------------------------------------------------
Average mid-cap growth fund+                           -18.58%      -20.87%
---------------------------------------------------------------------------
Russell 3000 Growth Index#                             -20.49%      -22.00%
---------------------------------------------------------------------------
  * For the period from commencement of the fund's investment operations, December 29, 2000, through May 31, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS(R) GEMINI LARGE CAP U.S. FUND(1)(9)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2002. Index information is from January 1, 2001.)

                          MFS Gemini Large Cap        S&P 500
                          U.S. Fund - Class A       Stock Index
            ---------------------------------------------------
            12/00              $ 9,425               $10,000
             5/01                8,935                 9,563
             5/02                7,349                 8,240

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                                         1 Year       Life*
---------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -17.75%     -22.03%
---------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -17.75%     -16.08%
---------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**    -22.48%     -19.51%
---------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year       Life*
---------------------------------------------------------------------------
Average large-cap core fund+                            -15.17%     -14.68%
---------------------------------------------------------------------------
S&P 500 Stock Index#                                    -13.84%     -12.77%
---------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS(R) GEMINI U.K. FUND(1)(4)(7)(9)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2002. Index information is from January 1, 2001.)

                               MFS Gemini
                               U.K. Fund              FTSE 350
                               - Class A               Index
            --------------------------------------------------
            12/00              $ 9,425               $10,000
             5/01                8,643                 9,042
             5/02                8,148                 8,415

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                                         1 Year      Life*
--------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 5.72%    -13.55%
--------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 5.72%    - 9.75%
--------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**    -11.14%    -13.44%
--------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      Life*
--------------------------------------------------------------------------
Average European regions fund+                          - 8.87%    -16.08%
--------------------------------------------------------------------------
FTSE 350 Index#                                         - 6.93%    -11.47%
--------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) Investing in small companies is riskier than investing in more-established companies.

(4) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(5) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(6) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(7) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(8) Investing in mid-sized companies is riskier than investing in more-established companies.

(9) These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- May 31, 2002

MFS FUNDAMENTAL GROWTH FUND

Stocks - 98.7%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 86.3%
  Aerospace & Defense - 1.3%
    United Defense Industries, Inc.*                        320       $  7,440
------------------------------------------------------------------------------
  Automotive - 1.5%
    America's Car Mart, Inc.*                               600       $  8,736
------------------------------------------------------------------------------
  Banks & Credit Cos. - 20.8%
    Abington Bancorp, Inc.                                  200       $  4,000
    Alliance Financial Corp.                                200          5,060
    Brookline Bancorp, Inc.                                 200          5,040
    Cullen Frost Bankers, Inc.                              100          3,859
    First Banks America, Inc.*                              100          3,572
    First Essex Bancorp, Inc.                               100          3,090
    First Federal Bancshares, Inc.                          240          4,193
    First Midwest Bancorp, Inc.                             180          5,139
    Firstfed America Bancorp, Inc.                          100          2,585
    Hingham Institution for Savings                         200          6,150
    Independent Bank Bay City                               100          2,200
    Long Island Financial Corp.                             200          4,341
    Medford Bancorp, Inc.                                   100          2,615
    Pacific Northwest Bancorp                               200          5,754
    Park National Corp.                                      70          6,616
    Penn Bancshares, Inc.                                   200          5,280
    People's Bank                                           200          5,426
    Pff Bancorp, Inc.                                       100          3,369
    Phsb Financial Corp.                                  1,220         17,091
    Port Financial Corp.                                    100          3,518
    Psb Bancorp, Inc.*                                      660          5,280
    Roslyn Bancorp, Inc.                                    210          4,966
    United Community Bancorp                                200          5,900
    Webster Financial Corp.                                 140          5,513
    Westborough Financial Services, Inc.                    150          3,413
                                                                      --------
                                                                      $123,970
------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Harvard Bioscience, Inc.*                               320       $  2,070
------------------------------------------------------------------------------
  Building - 3.2%
    Florida Rock Industries, Inc.                           350       $ 13,510
    KB Home Co.                                              40          2,061
    Vulcan Materials Co.                                     70          3,348
                                                                      --------
                                                                      $ 18,919
------------------------------------------------------------------------------
  Business Services - 5.0%
    Bright Horizons Family Solutions, Inc.*                  40       $  1,182
    Career Education Corp.*                                 210          9,156
    DST Systems, Inc.*                                       40          1,977
    Jack Henry & Associates, Inc.                           520         10,265
    Keane, Inc.*                                            350          5,082
    SunGard Data Systems, Inc.*                              70          1,968
                                                                      --------
                                                                      $ 29,630
------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Renaissance Learning, Inc.*                             140       $  4,815
------------------------------------------------------------------------------
  Construction - 0.4%
    Pulte Homes, Inc.                                        40       $  2,169
------------------------------------------------------------------------------
  Construction Services - 1.3%
    Martin Marietta Materials, Inc.                         140       $  5,600
    Toll Brothers, Inc.*                                     70          2,065
                                                                      --------
                                                                      $  7,665
------------------------------------------------------------------------------
  Consumer Goods & Services - 3.6%
    DeVry, Inc.*                                             40       $  1,079
    Dial Corp.                                              200          4,040
    Ethan Allen Interiors, Inc.                             210          7,991
    Matthews International Corp.                            100          2,500
    Schweitzer-Mauduit International, Inc.                  210          5,966
                                                                      --------
                                                                      $ 21,576
------------------------------------------------------------------------------
  Defense Electronics - 1.2%
    Armor Holdings, Inc.*                                   280       $  7,336
------------------------------------------------------------------------------
  Electronics - 0.9%
    ESS Technology, Inc.*                                    40       $    637
    GlobespanVirata, Inc.*                                1,002          4,689
                                                                      --------
                                                                      $  5,326
------------------------------------------------------------------------------
  Entertainment - 2.2%
    Emmis Broadcasting Corp., "A"*                          140       $  4,144
    Entercom Communications Corp.*                           20          1,051
    Playboy Enterprises, Inc. "B"*                          460          6,776
    Radio One, Inc.*                                         40            868
                                                                      --------
                                                                      $ 12,839
------------------------------------------------------------------------------
  Financial Services - 1.2%
    CCBT Financial Companies, Inc.                          100       $  2,561
    Middleburg Financial Corp.*                             100          4,800
                                                                      --------
                                                                      $  7,361
------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Performance Food Group, Co.*                             70       $  2,628
    Weis Markets, Inc.                                      100          3,703
                                                                      --------
                                                                      $  6,331
------------------------------------------------------------------------------
  Insurance - 0.5%
    Willis Group Holdings Ltd.*                             100       $  3,253
------------------------------------------------------------------------------
  Machinery - 0.5%
    Manitowoc, Inc.                                          70       $  2,761
------------------------------------------------------------------------------
  Medical & Health Technology Services - 6.8%
    Ameripath, Inc.*                                        280       $  8,260
    Cyberonics, Inc.*                                       100          1,525
    Dendrite International, Inc.*                           320          3,779
    Medicis Pharmaceutical Corp.*                            40          1,854
    Orthodontic Centers of America, Inc.*                   160          4,157
    Pharmaceutical Product Development, Inc.*               380          9,652
    Steris Corp.*                                           100          2,115
    Sunrise Assisted Living, Inc.*                          180          5,258
    Zoll Medical Corp.*                                     100          3,545
                                                                      --------
                                                                      $ 40,145
------------------------------------------------------------------------------
  Oil Services - 2.4%
    National Oilwell, Inc.*                                 300       $  7,662
    Pride International, Inc.*                              140          2,716
    Trico Marine Services, Inc.*                            140          1,158
    Varco International, Inc.*                              140          2,832
                                                                      --------
                                                                      $ 14,368
------------------------------------------------------------------------------
  Pharmaceuticals - 8.7%
    Edwards Lifesciences Corp.*                             500       $ 11,910
    Haemonetics Corp.*                                      220          6,582
    Noven Pharmaceuticals, Inc.*                            600         15,966
    Sepracor, Inc.*                                         420          4,918
    Urologix, Inc.*                                         630          9,847
    Wilson Great Batch Technologies, Inc.*                  100          2,583
                                                                      --------
                                                                      $ 51,806
------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Lee Enterprises, Inc.                                    70       $  2,580
------------------------------------------------------------------------------
  Railroads - 0.6%
    Genesee & Wyoming, Inc.*                                140       $  3,279
------------------------------------------------------------------------------
  Restaurants & Lodging - 5.4%
    California Pizza Kitchen, Inc.*                         210       $  4,826
    CEC Entertainment, Inc.*                                115          5,461
    Jack in the Box, Inc.*                                  240          7,750
    Outback Steakhouse, Inc.*                               280         11,097
    Prime Hospitality Corp.*                                210          2,654
                                                                      --------
                                                                      $ 31,788
------------------------------------------------------------------------------
  Retail - 12.5%
    AnnTaylor Stores Corp.*                                 315       $  8,971
    Cost Plus, Inc.*                                         70          2,231
    Dollar Tree Stores, Inc.*                               140          5,638
    Guitar Center, Inc.*                                    420          7,698
    Michaels Stores, Inc.*                                  320         13,904
    O'Reilly Automotive, Inc.*                              180          5,789
    PETsMART, Inc.*                                         460          7,562
    Pier 1 Imports, Inc.                                    180          3,640
    Regis Corp.                                             210          6,048
    Talbots, Inc.                                           350         13,020
                                                                      --------
                                                                      $ 74,501
------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.9%
    Advanced Fibre Communications, Inc.*                    100       $  1,916
    Amdocs Ltd.*                                            180          3,348
                                                                      --------
                                                                      $  5,264
------------------------------------------------------------------------------
  Trucking - 2.8%
    Heartland Express, Inc.*                                 63       $  1,292
    Knight Transportation, Inc.*                            350          6,983
    Swift Transportation, Inc.*                             240          5,030
    Werner Enterprises, Inc.                                183          3,389
                                                                      --------
                                                                      $ 16,694
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $512,622
------------------------------------------------------------------------------
Foreign Stocks - 12.4%
  Brazil - 1.0%
    Embraer-Empresa Brasileira de Aeronautica, ADR
      (Aerospace & Defense)                                 240       $  5,664
------------------------------------------------------------------------------
  Canada - 4.7%
    Kingsway Financial Services, Inc. (Insurance)*        1,260       $ 15,470
    Precision Drilling Corp. (Oil Services)*                180          6,778
    Industrial Alliance Life Insurance Co. (Insurance)      210          5,776
                                                                      --------
                                                                      $ 28,024
------------------------------------------------------------------------------
  France - 0.9%
    Wavecom S.A., ADR (Electronics)*                        140       $  5,632
------------------------------------------------------------------------------
  Mexico - 0.7%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Airlines)                                            280       $  4,256
------------------------------------------------------------------------------
  Netherlands - 2.6%
    Buhrmann NV (Technology)*                               893       $ 10,505
    United Services Group N.V. (Business Services)*         240          5,131
                                                                      --------
                                                                      $ 15,636
------------------------------------------------------------------------------
  United Kingdom - 2.5%
    Hanson PLC (Building)                                   980       $  7,422
    Reed Executive PLC (Business Services)                2,820          7,216
                                                                      --------
                                                                      $ 14,638
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $ 73,850
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $562,480)                              $586,472
------------------------------------------------------------------------------

Short-Term Obligations - 2.9%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Abbey National Number America, due 6/03/02,
      at Amortized  Cost                               $     17       $ 16,998
------------------------------------------------------------------------------
Total Investments (Identified Cost, $579,478)                         $603,470

Other Assets, Less Liabilities - (1.6%)                                 (9,431)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $594,039
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- May 31, 2002

GEMINI LARGE CAP U.S. FUND

Stocks - 99.4%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 96.4%
  Aerospace & Defense - 2.8%
    Boeing Co.                                               26       $  1,109
    General Dynamics Corp.                                   36          3,621
    Northrop Grumman Corp.                                   16          1,941
                                                                      --------
                                                                      $  6,671
------------------------------------------------------------------------------
  Auto Parts - 0.1%
    Lear Corp.*                                               5       $    231
------------------------------------------------------------------------------
  Automotive - 0.9%
    AutoNation, Inc.*                                       130       $  2,240
------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.5%
    Bank of America Corp.                                    78       $  5,913
    Comerica, Inc.                                           42          2,692
    National City Corp.                                      31          1,032
    PNC Financial Services Group, Inc.                       21          1,181
    SunTrust Banks, Inc.                                     26          1,776
    U.S. Bancorp                                            172          4,068
    Washington Mutual, Inc.                                  31          1,205
                                                                      --------
                                                                      $ 17,867
------------------------------------------------------------------------------
  Building - 0.8%
    KB Home Co.                                              16       $    825
    Lennar Corp.                                             21          1,149
                                                                      --------
                                                                      $  1,974
------------------------------------------------------------------------------
  Business Machines - 2.9%
    Hewlett-Packard Co.                                      94       $  1,794
    International Business Machines Corp.                    62          4,988
                                                                      --------
                                                                      $  6,782
------------------------------------------------------------------------------
  Business Services - 1.0%
    Automatic Data Processing, Inc.                          47       $  2,440
------------------------------------------------------------------------------
  Cellular Phones - 1.0%
    Motorola, Inc.                                          146       $  2,335
------------------------------------------------------------------------------
  Chemicals - 1.4%
    E.I. du Pont de Nemours & Co.                            73       $  3,358
------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.8%
    Dell Computer Corp.*                                    151       $  4,054
    Lexmark International, Inc.*                             42          2,623
                                                                      --------
                                                                      $  6,677
------------------------------------------------------------------------------
  Computer Software - 0.9%
    Oracle Corp.*                                           281       $  2,226
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.8%
    Microsoft Corp.*                                         83       $  4,226
------------------------------------------------------------------------------
  Conglomerates - 5.2%
    General Electric Co.                                    271       $  8,439
    Loews Corp.                                              21          1,199
    Tyco International Ltd.                                 125          2,744
                                                                      --------
                                                                      $ 12,382
------------------------------------------------------------------------------
  Consumer Goods & Services - 4.9%
    Gillette Co.                                             83       $  2,952
    Philip Morris Cos., Inc.                                 73          4,179
    Procter & Gamble Co.                                     52          4,657
                                                                      --------
                                                                      $ 11,788
------------------------------------------------------------------------------
  Electronics - 5.2%
    Cadence Design Systems, Inc.*                           120       $  2,311
    Fairchild Semiconductor International Corp.*             36            905
    Intel Corp.                                             172          4,751
    Linear Technology Corp.                                  31          1,155
    SPX Corp.*                                               10          1,375
    Texas Instruments, Inc.                                  68          1,950
                                                                      --------
                                                                      $ 12,447
------------------------------------------------------------------------------
  Energy - 0.4%
    Reliant Energy, Inc.                                     10       $    170
    Reliant Resources, Inc.*                                 73            690
                                                                      --------
                                                                      $    860
------------------------------------------------------------------------------
  Entertainment - 2.3%
    Harrah's Entertainment, Inc.*                            16       $    763
    Starwood Hotels & Resorts Worldwide, Inc.                31          1,097
    Viacom, Inc., "B"*                                       73          3,574
                                                                      --------
                                                                      $  5,434
------------------------------------------------------------------------------
  Financial Institutions - 6.3%
    Citigroup, Inc.                                         167       $  7,211
    Fannie Mae                                               57          4,561
    Freddie Mac                                              26          1,704
    Goldman Sachs Group, Inc.                                 5            377
    Merrill Lynch & Co., Inc.                                31          1,262
                                                                      --------
                                                                      $ 15,115
------------------------------------------------------------------------------
  Financial Services - 1.6%
    First Data Corp.                                         36       $  2,851
    Lehman Brothers Holdings, Inc.                           16            976
                                                                      --------
                                                                      $  3,827
------------------------------------------------------------------------------
  Food & Beverage Products - 3.9%
    Adolph Coors Co.                                          5       $    334
    Coca-Cola Co.                                            26          1,444
    Coca-Cola Enterprises, Inc.                              31            674
    ConAgra Foods, Inc.                                      16            394
    Dole Food Company, Inc.                                  21            699
    PepsiCo, Inc.                                            47          2,443
    Tyson Foods, Inc.                                       224          3,306
                                                                      --------
                                                                      $  9,294
------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                                  52       $  2,241
------------------------------------------------------------------------------
  Industrial - 0.6%
    Rockwell International Corp.                             68       $  1,492
------------------------------------------------------------------------------
  Insurance - 4.0%
    Allstate Corp.                                           26       $  1,000
    American International Group, Inc.                       73          4,889
    CIGNA Corp.                                               5            530
    MetLife, Inc.                                            94          3,124
                                                                      --------
                                                                      $  9,543
------------------------------------------------------------------------------
  Media - Cable - 0.5%
    Charter Communications, Inc.*                           156       $  1,087
------------------------------------------------------------------------------
  Medical & Health Products - 8.8%
    Boston Scientific Corp.*                                 94       $  2,618
    DENTSPLY International, Inc.                             31          1,242
    Eli Lilly & Co.                                          47          3,041
    Guidant Corp.*                                           68          2,720
    Johnson & Johnson Co.                                    78          4,785
    Pfizer, Inc.                                            193          6,678
                                                                      --------
                                                                      $ 21,084
------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.4%
    HEALTHSOUTH Corp.*                                       94       $  1,330
    Tenet Healthcare Corp.*                                  26          1,937
                                                                      --------
                                                                      $  3,267
------------------------------------------------------------------------------
  Metals & Minerals - 1.2%
    Alcoa, Inc.                                              16       $    560
    Owens-Illinois, Inc.*                                   130          2,275
                                                                      --------
                                                                      $  2,835
------------------------------------------------------------------------------
  Oil Services - 1.2%
    El Paso Corp.                                            57       $  1,462
    Noble Corp.*                                             31          1,327
                                                                      --------
                                                                      $  2,789
------------------------------------------------------------------------------
  Oils - 2.9%
    Exxon Mobil Corp.                                       156       $  6,229
    Marathon Oil Corp.                                       26            713
                                                                      --------
                                                                      $  6,942
------------------------------------------------------------------------------
  Pharmaceuticals - 4.0%
    Merck & Co., Inc.                                        99       $  5,653
    Mylan Laboratories, Inc.                                 68          2,104
    Schering Plough Corp.                                    68          1,798
                                                                      --------
                                                                      $  9,555
------------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    Gannett Co., Inc.                                        21       $  1,592
------------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.                 36       $  1,019
------------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    Yum! Brands, Inc.*                                      36        $ 2,300
------------------------------------------------------------------------------
  Retail - 7.3%
    AnnTaylor Stores Corp.*                                   7       $    199
    Dollar Tree Stores, Inc.*                                47          1,893
    Home Depot, Inc.                                         26          1,084
    Lowe's Cos., Inc.                                        78          3,678
    Sears, Roebuck & Co.                                     57          3,366
    Target Corp.                                             16            663
    Wal-Mart Stores, Inc.                                   120          6,492
                                                                      --------
                                                                      $ 17,375
------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                              94       $  2,101
------------------------------------------------------------------------------
  Telecommunications - 4.6%
    BellSouth Corp.                                          89       $  2,962
    Comcast Corp.*                                           52          1,464
    SBC Communications, Inc.                                 83          2,846
    Verizon Communications, Inc.                             88          3,784
                                                                      --------
                                                                        11,056
------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    Calpine Corp.*                                           36       $    347
    Exelon Corp.                                             26          1,391
    PG&E Corp.*                                             104          2,236
                                                                      --------
                                                                      $  3,974
------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Williams Cos., Inc.                                      94       $  1,335
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $229,761
------------------------------------------------------------------------------
Foreign Stocks - 3.0%
  Bermuda - 0.8%
    ACE Ltd. (Insurance)                                     57       $  1,973
------------------------------------------------------------------------------
  Netherlands - 2.2%
    Royal Dutch Petroleum Co., ADR (Oils)                    94       $  5,170
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $  7,143
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $251,897)                              $236,904
------------------------------------------------------------------------------

Short-Term Obligations - 0.4%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Abbey National North America, due 6/03/02,
      at Amortized Cost                                $      1       $  1,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $252,897)                         $237,904

Other Assets, Less Liabilities - 0.2%                                      554
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $238,458
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- May 31, 2002

MFS GEMINI U.K. FUND

Stocks - 96.8%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
United Kingdom - 96.8%
  Advertising & Broadcasting - 0.3%
    WPP Group PLC                                           213       $  2,217
------------------------------------------------------------------------------
  Aerospace & Defense - 1.1%
    Rolls Royce PLC                                       3,415       $  9,287
------------------------------------------------------------------------------
  Banks & Credit Cos. - 19.7%
    Abbey National PLC                                      511       $  7,725
    Barclays PLC                                          2,560         22,085
    HBOS PLC                                              1,086         13,131
    HSBC Holdings PLC                                     3,450         42,876
    Lloyds TSB Group PLC                                    697          7,541
    Royal Bank of Scotland Group PLC                      1,829         53,216
    Standard Chartered PLC                                2,030         24,012
                                                                      --------
                                                                      $170,586
------------------------------------------------------------------------------
  Building - 1.2%
    McCarthy & Stone PLC                                  2,027       $ 10,284
------------------------------------------------------------------------------
  Business Services - 5.0%
    Davis Service Group PLC                               2,541       $ 16,626
    Johnson Service Group PLC                             1,630          9,695
    Reuters Group PLC                                     1,327          9,051
    Taylor Nelson Sofres PLC                              2,432          8,232
                                                                      --------
                                                                      $ 43,604
------------------------------------------------------------------------------
  Computer Services - 0.5%
    Misys PLC                                             1,312       $  4,278
------------------------------------------------------------------------------
  Computer Software - 0.3%
    Sage Group PLC                                        1,122       $  2,879
------------------------------------------------------------------------------
  Consumer Goods & Services - 1.2%
    Reckitt Benckiser PLC                                   292       $  5,174
    Unilever PLC                                            530          4,867
                                                                      --------
                                                                      $ 10,041
------------------------------------------------------------------------------
  Entertainment - 0.8%
    Six Continents PLC                                      648       $  7,229
------------------------------------------------------------------------------
  Financial Services - 0.7%
    Old Mutual PLC                                        3,956       $  6,247
------------------------------------------------------------------------------
  Food & Beverage Products - 5.1%
    Compass Group PLC                                       990       $  6,195
    Diageo PLC                                            2,274         28,593
    Tate & Lyle PLC                                       1,921          9,564
                                                                      --------
                                                                      $ 44,352
------------------------------------------------------------------------------
  Gas - 2.5%
    Lattice Group PLC                                     8,097       $ 21,487
------------------------------------------------------------------------------
  Insurance - 2.6%
    CGNU PLC                                              1,820       $ 17,004
    Royal & Sun Alliance Insurance Group PLC              1,246          5,338
                                                                      --------
                                                                      $ 22,342
------------------------------------------------------------------------------
  Media - Cable - 1.0%
    British Sky Broadcasting Group PLC                      763       $  8,199
------------------------------------------------------------------------------
  Medical & Health Products - 10.9%
    AstraZeneca Group PLC                                   643       $ 28,260
    GlaxoSmithKline PLC                                   2,276         46,722
    Nycomed Amersham PLC                                  1,076          9,793
    Smith & Nephew PLC                                    1,639          9,322
                                                                      --------
                                                                      $ 94,097
------------------------------------------------------------------------------
  Metals & Minerals - 3.5%
    Anglo American PLC                                      880       $ 15,954
    Bodycote International PLC                            2,505          7,948
    Lonmin PLC                                              120          2,165
    Rio Tinto PLC                                           205          3,903
                                                                      --------
                                                                      $ 29,970
------------------------------------------------------------------------------
  Oils - 12.5%
    BP Amoco PLC                                          9,936       $ 84,985
    Shell Transport & Trading Co. PLC                     2,961         22,945
                                                                      --------
                                                                      $107,930
------------------------------------------------------------------------------
  Printing & Publishing - 2.0%
    Bloomsbury Publishing PLC                               506       $  5,795
    Johnston Press PLC                                      747          4,128
    Reed International PLC                                  792          7,608
                                                                      --------
                                                                      $ 17,531
------------------------------------------------------------------------------
  Railroads
    Railtrack Group PLC(+)                                2,079       $     --
------------------------------------------------------------------------------
  Restaurants & Lodging - 1.0%
    Whitbread PLC                                           924       $  8,579
------------------------------------------------------------------------------
  Retail - 3.8%
    Game Group PLC                                        2,628       $  5,149
    NEXT PLC                                                122          1,782
    Signet Group PLC                                     11,685         20,715
    Tesco PLC                                             1,484          5,598
                                                                      --------
                                                                      $ 33,244
------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Safeway PLC                                           2,189       $  9,754
------------------------------------------------------------------------------
  Telecommunications - 10.9%
    BT Group PLC                                          5,823       $ 23,860
    Granada Compass PLC                                   3,553          6,844
    National Grid Group PLC                               2,237         16,354
    Thus Group PLC                                          921            202
    Vodafone Group PLC                                   31,291         47,237
                                                                      --------
                                                                      $ 94,497
------------------------------------------------------------------------------
  Tobacco - 3.0%
    British American Tobacco PLC                          1,528       $ 18,297
    Imperial Tobacco PLC                                    436          7,395
                                                                      --------
                                                                      $ 25,692
------------------------------------------------------------------------------
  Transportation - Services - 2.1%
    Arriva PLC                                            1,886       $  9,403
    Stagecoach Group PLC                                  8,346          8,572
                                                                      --------
                                                                      $ 17,975
------------------------------------------------------------------------------
  Utilities - 4.0%
    AWG PLC                                               1,108       $  8,910
    Centrica PLC                                          1,373          4,175
    Scottish & Southern Energy PLC                        1,106         11,255
    Scottish Power PLC                                    1,715         10,068
                                                                      --------
                                                                      $ 34,408
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $936,183)                              $836,709
------------------------------------------------------------------------------

Short-Term Obligations - 2.5%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
------------------------------------------------------------------------------
    Abbey National North America, due 6/03/02,
      at Amortized Cost                                $     22       $ 21,997
------------------------------------------------------------------------------
Total Investments (Identified Cost, $958,180)                         $858,706

Other Assets, Less Liabilities - 0.7%                                    5,866
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $864,572
------------------------------------------------------------------------------
  * Non-income producing security.
(+) Security valued at the discretion of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------------
                                                                                     MFS GEMINI
                                                       MFS FUNDAMENTAL                LARGE CAP               MFS GEMINI
MAY 31, 2002                                               GROWTH FUND                U.S. FUND                U.K. FUND
------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $579,478,
    $252,897, and $958,180, respectively)                  $   603,470              $   237,904              $   858,706
  Cash                                                             139                      226                      538
  Foreign currency, at value (identified cost, $9,271,
    $0, and $1,676, respectively)                                9,332                     --                      1,673
  Receivable for investments sold                                1,512                     --                       --
  Dividends receivable                                             690                      335                    4,396
                                                           -----------              -----------              -----------
      Total assets                                         $   615,143              $   238,465              $   865,313
                                                           -----------              -----------              -----------
Liabilities:
  Payable for investments purchased                        $    20,889              $      --                $       712
  Payable to affiliates -
    Management fee                                                  12                        5                       23
    Reimbursement fee                                              203                        2                        6
                                                           -----------              -----------              -----------
      Total liabilities                                    $    21,104              $         7              $       741
                                                           -----------              -----------              -----------
Net assets                                                 $   594,039              $   238,458              $   864,572
                                                           ===========              ===========              ===========

Net assets consist of:
  Paid-in capital                                          $   879,066              $   305,893              $ 1,020,104
  Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                  24,040                  (14,993)                 (99,463)
  Accumulated net realized loss on investments and
    foreign currency transactions                             (309,067)                 (52,876)                 (64,089)
  Accumulated undistributed net investment income                 --                        434                    8,020
                                                           -----------              -----------              -----------
      Total                                                $   594,039              $   238,458              $   864,572
                                                           ===========              ===========              ===========
Shares of beneficial interest outstanding:                      74,759                   30,682                  102,454
                                                           ===========              ===========              ===========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
      outstanding)                                            $7.95                    $7.77                    $8.44
                                                              =====                    =====                    =====
  Offering price per share
    (100 / 94.25 of net asset value per share)                $8.44                    $8.24                    $8.95
                                                              =====                    =====                    =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
------------------------------------------------------------------------------------------------------------------------
                                                                                     MFS GEMINI
                                                       MFS FUNDAMENTAL                LARGE CAP               MFS GEMINI
YEAR ENDED MAY 31, 2002                                    GROWTH FUND                U.S. FUND                U.K. FUND
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                               $     5,216              $        59              $       260
    Dividends                                                    1,359                    3,390                   34,300
    Foreign taxes withheld                                          (3)                     (31)                  (2,616)
                                                           -----------              -----------              -----------
      Total investment income                              $     6,572              $     3,418              $    31,944
                                                           -----------              -----------              -----------

  Expenses -
    Management fee                                         $     7,323              $     1,934              $     8,500
    Shareholder servicing agent fee                                975                      258                      849
    Distribution and service fee                                 3,417                      903                    2,975
    Administrative fee                                             137                       29                       96
    Custodian fee                                                2,406                    1,935                    3,773
    Printing                                                    11,544                    4,380                      132
    Postage                                                         97                        7                        9
    Auditing fees                                               15,000                   15,000                   13,300
    Legal fees                                                  12,875                   12,477                   12,115
    Registration fees                                            4,058                    4,058                    4,118
    Miscellaneous                                                2,144                    1,899                    1,722
                                                           -----------              -----------              -----------
      Total expenses                                       $    59,976              $    42,880              $    47,589
    Fees paid indirectly                                           (53)                     (81)                     (52)
    Reduction of expenses by investment adviser and
      distributor                                              (50,160)                 (40,220)                 (36,912)
                                                           -----------              -----------              -----------
      Net expenses                                         $     9,763              $     2,579              $    10,625
                                                           -----------              -----------              -----------
        Net investment income (loss)                       $    (3,191)             $       839              $    21,319
                                                           -----------              -----------              -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                $  (293,201)             $   (45,688)             $   (62,794)
    Foreign currency transactions                                   87                     --                       (136)
                                                           -----------              -----------              -----------

      Net realized loss on investments and foreign
        currency transactions                              $  (293,114)             $   (45,688)             $   (62,930)
                                                           -----------              -----------              -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                            $     4,213              $    (6,419)             $   (10,952)
    Translation of assets and liabilities in foreign
      currencies                                                    65                     --                        130
                                                           -----------              -----------              -----------

      Net unrealized gain (loss) on investments and
        foreign currency translation                       $     4,278              $    (6,419)             $   (10,822)
                                                           -----------              -----------              -----------

        Net realized and unrealized loss on investments
          and foreign currency                             $  (288,836)             $   (52,107)             $   (73,752)
                                                           -----------              -----------              -----------

          Decrease in net assets from operations           $  (292,027)             $   (51,268)             $   (52,433)
                                                           ===========              ===========              ===========

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED            PERIOD ENDED
MFS FUNDAMENTAL GROWTH FUND                                               MAY 31, 2002           MAY 31, 2001*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                        $  (3,191)             $    (738)
  Net realized gain (loss) on investments and foreign currency
    transactions                                                              (293,114)               118,444
  Net unrealized gain on investments and foreign currency
    translation                                                                  4,278                 19,762
                                                                             ---------              ---------
      Increase (decrease) in net assets from operations                      $(292,027)             $ 137,468
                                                                             ---------              ---------
  Distributions declared to shareholders -
    From net realized gain on investments and foreign currency
      transactions                                                            (117,706)                  --
    In excess of net realized gain on investments and foreign
      currency transactions                                                    (15,992)                  --
                                                                             ---------              ---------
      Total distributions declared to shareholders                           $(133,698)             $    --
                                                                             ---------              ---------
Net increase in net assets from fund share transactions                      $ 350,592              $ 531,704
                                                                             ---------              ---------
      Total increase (decrease) in net assets                                $ (75,133)             $ 669,172
Net assets:
  At beginning of period                                                       669,172                   --
                                                                             ---------              ---------
  At end of period (including accumulated net investment loss of
    $0, and $0, respectively)                                                $ 594,039              $ 669,172
                                                                             =========              =========

*For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2001.

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED            PERIOD ENDED
MFS GEMINI LARGE CAP U.S. FUND                                            MAY 31, 2002           MAY 31, 2001*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                      $     839              $     489
  Net realized loss on investments and foreign currency
    transactions                                                               (45,688)                (7,188)
  Net unrealized loss on investments and foreign currency
    translation                                                                 (6,419)                (8,574)
                                                                             ---------              ---------
      Decrease in net assets from operations                                 $ (51,268)             $ (15,273)
                                                                             ---------              ---------
  Distributions declared to shareholders from net investment
    income                                                                   $    (894)                  --
                                                                             ---------              ---------
Net increase in net assets from fund share transactions                      $   2,093              $ 303,800
                                                                             ---------              ---------
      Total increase (decrease) in net assets                                $ (50,069)             $ 288,527
Net assets:
  At beginning of period                                                       288,527                   --
                                                                             ---------              ---------
  At end of period (including accumulated undistributed net
    investment income of $434, and $489, respectively)                       $ 238,458              $ 288,527
                                                                             =========              =========

*For the period from the commencement of the fund's investment operations,  December 29, 2000, through May 31, 2001.

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED            PERIOD ENDED
MFS GEMINI U.K. FUND                                                      MAY 31, 2002           MAY 31, 2001*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                      $  21,319              $   7,490
  Net realized loss on investments and foreign currency
    transactions                                                               (62,930)                (2,040)
  Net unrealized loss on investments and foreign currency
    translation                                                                (10,822)               (88,641)
                                                                             ---------              ---------
      Decrease in net assets from operations                                 $ (52,433)             $ (83,191)
                                                                             ---------              ---------
  Distributions declared to shareholders from net investment
    income                                                                   $ (19,908)                  --
                                                                             ---------              ---------
Net increase in net assets from fund share transactions                      $  19,904              $1,000,200
                                                                             ---------              ---------
      Total increase (decrease) in net assets                                $ (52,437)             $ 917,009
Net assets:
  At beginning of period                                                       917,009                   --
                                                                             ---------              ---------
  At end of period (including accumulated undistributed net
    investment income of $8,020, and $6,745, respectively)                   $ 864,572              $ 917,009
                                                                             =========              =========

*For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2001.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED        PERIOD ENDED
MFS FUNDAMENTAL GROWTH FUND                                                         MAY 31, 2002        MAY 31, 2001*
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                    $ 11.14            $   10.00
                                                                                         -------            ---------
Income from investment operations# -
  Net investment loss(S)                                                                 $ (0.03)           $   (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                               (0.66)                1.15
                                                                                         -------            ---------
      Total from investment operations                                                   $ (0.69)           $    1.14
                                                                                         -------            ---------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                                         $ (2.20)           $    --
  In excess of net realized gain on investments                                            (0.30)                --
                                                                                         -------            ---------
      Total distributions declared to shareholders                                       $ (2.50)           $    0.00
                                                                                         -------            ---------
Net asset value - end of period                                                          $  7.95            $   11.14
                                                                                         =======            =========
Total return(+)                                                                            (8.89)%              11.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                                1.01%                1.18%+
  Net investment loss                                                                      (0.33)%              (0.24)%+
Portfolio turnover                                                                           352%               1,140%
Net assets at end of period (000 Omitted)                                                $   594            $     669

(S) Subject to reimbursement by the funds, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
     Net investment loss                                                                 $ (0.49)           $   (0.40)
     Ratios (to average net assets):
       Expenses##                                                                           6.15%                9.20%+
       Net investment loss                                                                 (5.47)%              (8.27)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED        PERIOD ENDED
MFS GEMINI LARGE CAP U.S. FUND                                                      MAY 31, 2002        MAY 31, 2001*
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                    $  9.48            $   10.00
                                                                                         -------            ---------
Income from investment operations# -
  Net investment income(S)                                                               $  0.03            $    0.02
  Net realized and unrealized loss on investments                                          (1.71)               (0.54)
                                                                                         -------            ---------
      Total from investment operations                                                   $ (1.68)           $   (0.52)
                                                                                         -------            ---------
Less distributions declared to shareholders from net investment
  income                                                                                 $ (0.03)           $    --
                                                                                         -------            ---------
Net asset value - end of period                                                          $  7.77            $    9.48
                                                                                         =======            =========
Total return(+)                                                                           (17.75)%              (5.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                                1.03%                1.03%+
  Net investment income                                                                     0.33%                0.41%+
Portfolio turnover                                                                            94%                  41%
Net assets at end of period (000 Omitted)                                                $   238            $     289

(S) Subject to reimbursement by the funds, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and waiver had not been in place, the net investment loss per share and ratios would have been:
     Net investment loss                                                                 $ (1.29)           $   (0.79)
     Ratios (to average net assets):
       Expenses##                                                                          16.63%               21.26%+
       Net investment loss                                                                (15.27)%             (19.81)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED        PERIOD ENDED
MFS GEMINI U.K. FUND                                                                MAY 31, 2002        MAY 31, 2001*
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                    $  9.17            $   10.00
                                                                                         -------            ---------
Income from investment operations# -
  Net investment income(S)                                                               $  0.21            $    0.07
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                                  (0.74)               (0.90)
                                                                                         -------            ---------
      Total from investment operations                                                   $ (0.53)           $   (0.83)
                                                                                         -------            ---------
Less distributions declared to shareholders from net investment
  income                                                                                 $ (0.20)           $    --
                                                                                         -------            ---------
Net asset value - end of period                                                          $  8.44            $    9.17
                                                                                         =======            =========
Total return(+)                                                                            (5.72)%              (8.30)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                                1.26%                1.27%+
  Net investment income                                                                     2.51%                1.91%+
Portfolio turnover                                                                            31%                  14%
Net assets at end of period (000 Omitted)                                                $   865            $     917

(S) Subject to reimbursement by the funds, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25%
    of the average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated.
    To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been:
     Net investment loss                                                                 $ (0.15)           $   (0.19)
     Ratios (to average net assets):
       Expenses##                                                                           5.60%                7.92%+
       Net investment loss                                                                 (1.83)%              (4.74)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through May 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Fundamental Growth Fund and MFS Gemini Large Cap U.S. Fund, (the funds) are each diversified series of MFS Series Trust X (the trust). MFS Gemini U.K. Fund is a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Each fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, and capital losses.

The tax character of distributions declared for the periods ended May 31, 2002 and May 31, 2001 was as follows:

Tax Basis Components of Dividends

                                MFS FUNDAMENTAL                    MFS GEMINI                      MFS GEMINI
                                  GROWTH FUND                 LARGE CAP U.S. FUND                  U.K. FUND
                         -----------------------------   -----------------------------   -----------------------------
                          MAY 31, 2002    MAY 31, 2001    MAY 31, 2002    MAY 31, 2001    MAY 31, 2002    MAY 31, 2001
                         --------------  --------------  --------------  --------------  --------------  --------------
Distributions Paid from Income:
  Ordinary income           $133,698        $  --           $    894        $  --           $19,908         $  --

During the year ended May 31, 2002, the following amounts were reclassified due to differences between book and tax accounting for currency transactions, the offset of net investment loss against short-term capital gains amortization and accretion on debt securities, market discount, and capital losses. This change had no effect on the net assets or net asset value per share.

                                                        MFS FUNDAMENTAL              MFS GEMINI                 MFS GEMINI
                                                          GROWTH FUND            LARGE CAP U.S. FUND             U.K. FUND
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                            $(3,230)                   $  --                      $  --
Accumulated undistributed net realized gain on
  investments and foreign currency transactions            $    39                       --                        136
Accumulated undistributed net investment income            $ 3,191                       --                       (136)

At May 31, 2002, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions, and capital losses.

As of May 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Tax Basis Components of Distributable Earnings
                                         MFS
                                      FUNDAMENTAL    MFS GEMINI
                                        GROWTH       LARGE CAP      MFS GEMINI
                                         FUND        U.S. FUND      U.K. FUND
                                      ---------      ---------      ---------
Undistributed ordinary income         $   --         $    434       $  8,505
  Undistributed long-term
   capital gain                       $   --         $   --         $   --
  Capital loss carryforward           $(35,241)      $(24,802)      $(51,381)
  Unrealized gain (loss)              $ 20,848       $(15,639)      $(99,922)
Other temporary differences           $270,635       $(27,429)      $(12,734)

At May 31, 2002, the funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration as follows:

                                    TOTAL CARRYOVER       2009        2010
------------------------------------------------------------------------------
MFS Fundamental Growth Fund            $(35,241)        $  --      $(35,241)
MFS Gemini Large Cap U.S. Fund         $(24,802)        $(7,188)   $(17,614)
MFS Gemini U.K. Fund                   $(51,381)        $  (836)   $(50,545)

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee for MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, and MFS Gemini U.K. Fund is computed daily and paid monthly at an annual rate of 0.75%, 0.75%, and 1.00% of each fund's average daily net assets.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay each fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At May 31, 2002, aggregate unreimbursed expenses were as follows:

                                                       AGGREGATE
                                                      UNREIMBURSED
                                                        EXPENSES
                                                      ------------
                MFS Fundamental Growth Fund             $70,736
                MFS Gemini Large Cap U.S. Fund          $63,274
                MFS Gemini U.K. Fund                    $58,707

Each fund pays no compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each fund, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of each fund that will fluctuate with the performance of each fund. The trustees are currently not receiving any payments for their services to the fund.

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                      0.0175%
                Next $2.5 billion                     0.0130%
                Next $2.5 billion                     0.0005%
                In excess of $7 billion               0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charge on sales of Class A shares of the funds ended May 31, 2002.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the funds will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently being waived by the funds.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares during the period ended May 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                   MFS FUNDAMENTAL           MFS GEMINI LARGE                 MFS GEMINI
                                       GROWTH FUND              CAP U.S. FUND                  U.K. FUND
----------------------------------------------------------------------------------------------------------
Purchases                               $2,944,085                   $245,804                   $259,559
                                        ----------                   --------                   --------
Sales                                   $2,565,431                   $239,970                   $264,296
                                        ----------                   --------                   --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                   MFS FUNDAMENTAL           MFS GEMINI LARGE                 MFS GEMINI
                                       GROWTH FUND              CAP U.S. FUND                  U.K. FUND
----------------------------------------------------------------------------------------------------------
Aggregate cost                            $582,670                   $253,543                  $ 958,639
                                          --------                   --------                  ---------
Gross unrealized appreciation             $ 44,824                   $ 15,206                  $  68,148
Gross unrealized depreciation             $(24,024)                  $(30,845)                 $(168,081)
                                          --------                   --------                  ---------
  Net increase (decrease)                 $ 20,800                   $(15,639)                 $ (99,933)
                                          ========                   ========                  =========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

MFS Fundamental Growth Fund

                                                  YEAR ENDED MAY 31, 2002              PERIOD ENDED MAY 31, 2001*
                                     ------------------------------------         -------------------------------
                                          SHARES                   AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                              202,165              $ 1,843,155             108,722         $ 1,066,917
Shares issued to shareholders
  in reinvestment of distributions        14,850                  133,649                --                  --
Shares reacquired                       (202,306)              (1,626,212)            (48,672)           (535,213)
                                     -----------              -----------         -----------         -----------
    Net increase                          14,709              $   350,592              60,050         $   531,704
                                     ===========              ===========         ===========         ===========

MFS Gemini Large Cap U.S. Fund
                                                  YEAR ENDED MAY 31, 2002              PERIOD ENDED MAY 31, 2001*
                                     ------------------------------------         -------------------------------
                                          SHARES                   AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                  143              $     1,200              30,443         $   303,800
Shares issued to shareholders
  in reinvestment of distributions           106                      893                --                  --
                                     -----------              -----------         -----------         -----------
    Net increase                             249              $     2,093              30,443         $   303,800
                                     ===========              ===========         ===========         ===========

MFS Gemini U.K. Fund
                                                  YEAR ENDED MAY 31, 2002              PERIOD ENDED MAY 31, 2001*
                                     ------------------------------------         -------------------------------
                                          SHARES                   AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                 --                $      --               100,020         $ 1,000,200
Shares issued to shareholders
  in reinvestment of distributions         2,434                   19,904                --                  --
                                     -----------              -----------         -----------         -----------
    Net increase                           2,434              $    19,904             100,020         $ 1,000,200
                                     ===========              ===========         ===========         ===========

*For the period from the commencement of the funds' investment operations, December 29, 2000, through May 31, 2001.

(6) Line of Credit
The funds and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the year ended May 31, 2002, the commitment fees were as follows.

                                                     COMMITMENT FEE
            ------------------------------------------------------
            MFS Fundamental Growth Fund                   $12
            MFS Gemini Large Cap U.S. fund                $ 3
            MFS Gemini U.K. Fund                          $ 8

The funds had no significant borrowings during the year.

                  --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust X and the Shareholders of MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund and MFS Gemini U.K. Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund and MFS Gemini U.K. Fund (each a series of MFS Series Trust X) (the "Trust") as of May 31, 2002, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from December 29, 2000 to May 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at May 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund and MFS Gemini U.K. Fund as of May 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 8, 2002

FEDERAL TAX INFORMATION (Unaudited)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

For the year ended May 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations was as follows:

                                                                   DIVIDENDS
                                                                    RECEIVED
                                                                   REDUCTION
----------------------------------------------------------------------------
MFS Gemini Large Cap U.S. Fund                                        100%

For the year ended May 31, 2002, income from foreign sources and the foreign tax credit were as follows:

                                               INTEREST AND
                                                  DIVIDENDS     DEDUCTIONS
----------------------------------------------------------------------------
MFS Gemini U.K. Fund                                $34,300         $2,541

MFS(R) FUNDAMENTAL GROWTH FUND

MFS(R) GEMINI LARGE CAP U.S. FUND

MFS(R) GEMINI U.K. FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                               INC-2XA 7/02 250